SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 17, 2001
(Date of earliest event reported)

BANCWEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-7949	99-0156159

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii	96813

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.     Exhibits.

Exhibit No.	Exhibit

99.1	Supplemental Quarterly Financial Data dated July 17, 2001.

Item 9.     Regulation FD Disclosure.

      On July 17, 2001, BancWest Corporation issued Supplemental Quarterly Financial Data concerning its second quarter earnings. The Supplemental Quarterly Financial Data is filed as an exhibit to this Current Report on Form 8-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2001.	BANCWEST CORPORATION

	By	/s/ Howard H. Karr Howard H. Karr Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Supplemental Quarterly Financial Data dated July 17, 2001.